UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3121

EquiTrust Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA	50266-5997
(Address of principal executive offices)	(Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code: 515/225-5400

Date of fiscal year end: July 31, 2008

Date of reporting period: January 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

[LOGO]

EquiTrust Money Market Fund, Inc.

Semi-Annual Report January 31, 2008

5400 University Avenue

West Des Moines, IA 50266

1-877-860-2904

1-515-225-5586

www.equitrust.com

This report is not to be distributed unless preceded or accompanied by a current prospectus.

Shareholder Account Access now available at www.equitrust.com

737-127(08)

Dear Shareholder:

The interest rates offered by money market funds are closely related to the target rates set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Fed Funds rate, or overnight lending rates between banks. These rates have been lowered to 3.00% through January 31, 2008. More aggressive rate cuts, including an emergency rate cut of 75 basis points, are reflective of the FOMC’s continued concern about economic deterioration. Economic data continues to be negative as unemployment numbers are rising, consumer spending is weakening and the housing market continues to worsen. The financial market turmoil has become a major risk to the economy as it has the potential to spread to the real economy. The associated credit tightening for businesses and individuals continues to pressure both liquidity and spending. Despite increased credit spreads, overall rates on short-term securities have dropped over the past six months with the decline in Fed Funds rate. The market is currently anticipating the FOMC will continue to lower rates during the first half of 2008. At January 31, 2008, the EquiTrust Money Market Fund (the “Fund”) had a 7-day yield of 2.65%.

Money market funds play an important role in any portfolio especially when short-term interest rates are rising. Investors are able to immediately participate in any upward movements in rates due to the short maturities of the investments. They offer a safe and liquid haven for short-term investments and emergency cash reserves. The liquidity of money market funds also allows an investor the opportunity to transfer into a portfolio of stock and bond funds using dollar-cost-averaging techniques. The draft-writing privilege of the EquiTrust Money Market Fund, Inc. (the “Fund”) is an additional enhancement to the preservation of capital and liquidity.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and maintain that investment. Thank you for your continued support of the Fund.

Craig A. Lang

President

February 27, 2008

An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the net asset value of $1.00 per share, it is possible to lose money in the Fund.

Dollar-cost-averaging involves the continuous investment in securities regardless of fluctuating price levels. You should consider your financial ability to continue purchases through periods of fluctuating price levels.

Past performance is not a guarantee of future results.

EQUITRUST MONEY MARKET FUND, INC.

January 31, 2008

Portfolio Holdings by Asset Type

Expense Example:

As a shareholder of the Fund, you incur ongoing costs, including management fees and Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on August 1, 2007 and held until January 31, 2008.

Actual Expenses –

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

Hypothetical Example for Comparison Purposes –

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

	Beginning Account Value 8/1/2007	Ending Account Value 1/31/2008	Expenses Paid During Period* 8/1/2007 - 1/31/2008
Actual	$1,000	$1,016.90	$6.80
Hypothetical (5% return before expenses)	$1,000	$1,018.26	$6.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 184 days and divided by 366 to reflect the one-half year period.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2008

(Unaudited)

ASSETS
Investments in securities, at value (equivalent to amortized cost)	$18,384,627
Cash	46,120
Receivables:
Accrued interest	15,070
Fund shares sold	51,825

Total Assets	18,497,642

LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	7,962
Payable for fund shares redeemed	113,538
Accrued expenses	23,113

Total Liabilities	144,613

NET ASSETS	$18,353,029

ANALYSIS OF NET ASSETS
Capital stock (500,000,000 shares authorized, $0.001 par value)	$18,353
Paid-in capital	18,334,676

NET ASSETS	$18,353,029

Shares issued and outstanding as of January 31, 2008	18,353,029
NET ASSET VALUE PER SHARE	$1.000

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2008

(Unaudited)

INVESTMENT INCOME
Interest	$457,690
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	24,335
Shareholder service, transfer and dividend disbursing agent fees	31,204
Accounting fees	4,867
Custodian fees	22,843
Professional fees	8,223
Directors’ fees and expenses	14,135
Reports to shareholders	7,183
Registration fees	4,308
Miscellaneous	15,078

Total Expenses	132,176
Fees paid indirectly	(1,060)

Net Expenses	131,116

Net Increase in Net Assets Resulting from Operations	$326,574

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2008 (Unaudited)	Year Ended July 31, 2007
OPERATIONS
Net investment income	$326,574	$673,749

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income	(326,574)	(673,749)

CAPITAL SHARE TRANSACTIONS	816,063	66,209

Total Increase in Net Assets	816,063	66,209

NET ASSETS
Beginning of period	17,536,966	17,470,757

End of period	$18,353,029	$17,536,966

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

SCHEDULE OF INVESTMENTS

January 31, 2008

(Unaudited)

	Annualized Yield on Purchase Date	Principal Amount	Value

SHORT-TERM INVESTMENTS (100.17%)
COMMERCIAL PAPER (24.79%)
INSURANCE CARRIERS (4.90%)
Prudential Funding LLC, due 02/05/08	4.329%	$300,000	$300,000
Prudential Funding LLC, due 02/07/08	4.228	300,000	300,000
Prudential Funding LLC, due 02/14/08	4.280	300,000	300,000

			900,000
NONDEPOSITORY INSTITUTIONS (14.99%)
American Express Credit Corp., due 02/27/08	3.796	300,000	300,000
American Express Credit Corp., due 03/10/08	3.162	300,000	300,000
American Express Credit Corp., due 03/17/08	3.113	300,000	300,000
American General Finance Corp., due 02/26/08	3.838	300,000	300,000
American General Finance Corp., due 03/04/08	3.050	250,000	250,000
American General Finance Corp., due 04/04/08	2.957	400,000	400,000
General Electric Capital Corp., due 02/06/08	4.582	300,000	300,000
General Electric Capital Corp., due 02/21/08	4.295	300,000	300,000
General Electric Capital Corp., due 04/02/08	4.326	300,000	300,000

			2,750,000
PETROLEUM AND COAL PRODUCTS (4.90%)
Chevron Corp., due 02/12/08	4.177	300,000	300,000
Chevron Corp., due 02/27/08	2.958	300,000	300,000
Chevron Corp., due 03/14/08	4.447	300,000	300,000

			900,000

Total Commercial Paper (Cost $4,550,000)			4,550,000

UNITED STATES GOVERNMENT AGENCIES (75.38%)
Federal Farm Credit Bank, due 02/01/08	4.160	400,000	400,000
Federal Farm Credit Bank, due 02/06/08	3.770	300,000	299,845
Federal Farm Credit Bank, due 02/07/08	4.214	500,000	499,654
Federal Farm Credit Bank, due 02/21/08	2.580	777,000	775,903
Federal Home Loan Bank, due 02/13/08	2.975	100,000	99,902
Federal Home Loan Bank, due 02/15/08	4.406	500,000	499,156
Federal Home Loan Bank, due 02/20/08	4.347	400,000	399,097
Federal Home Loan Bank, due 02/29/08	4.089	1,000,000	996,873
Federal Home Loan Bank, due 03/05/08	4.060	400,000	398,537
Federal Home Loan Bank, due 03/07/08	4.314	350,000	348,558
Federal Home Loan Bank, due 03/10/08	2.623	425,000	423,843
Federal Home Loan Bank, due 03/19/08	2.850	325,000	323,812
Federal Home Loan Bank, due 03/24/08	4.355	350,000	347,842
Federal Home Loan Bank, due 03/28/08	2.596	500,000	498,017
Federal Home Loan Mortgage Corp., due 02/04/08	3.870	400,000	399,873
Federal Home Loan Mortgage Corp., due 02/11/08	4.248	275,000	274,680
Federal Home Loan Mortgage Corp., due 02/19/08	4.434	500,000	498,909
Federal Home Loan Mortgage Corp., due 02/25/08	3.558	700,000	698,366
Federal Home Loan Mortgage Corp., due 02/28/08	4.132	350,000	348,934
Federal Home Loan Mortgage Corp., due 03/17/08	2.849	325,000	323,862
Federal Home Loan Mortgage Corp., due 04/21/08	2.961	400,000	397,421
Federal Home Loan Mortgage Corp., due 04/28/08	2.931	550,000	546,184
Federal National Mortgage Assoc., due 02/01/08	4.307	350,000	350,000

EQUITRUST MONEY MARKET FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

	Annualized Yield on Purchase Date	Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
UNITED STATES GOVERNMENT AGENCIES (continued)
Federal National Mortgage Assoc., due 02/04/08	4.298%	$350,000	$349,876
Federal National Mortgage Assoc., due 02/08/08	4.373	375,000	374,686
Federal National Mortgage Assoc., due 02/12/08	4.186	225,000	224,716
Federal National Mortgage Assoc., due 02/13/08	4.396	350,000	349,495
Federal National Mortgage Assoc., due 02/22/08	3.819	350,000	349,233
Federal National Mortgage Assoc., due 02/29/08	4.284	350,000	348,854
Federal National Mortgage Assoc., due 03/03/08	3.667	365,000	363,867
Federal National Mortgage Assoc., due 03/06/08	3.729	355,000	353,771
Federal National Mortgage Assoc., due 03/11/08	4.348	350,000	348,381
Federal National Mortgage Assoc., due 03/12/08	4.331	325,000	323,465
Federal National Mortgage Assoc., due 03/13/08	2.932	300,000	299,015

Total United States Government Agencies (Cost $13,834,627)			13,834,627

Total Short-Term Investments (Cost $18,384,627)			18,384,627

OTHER ASSETS LESS LIABILITIES (-0.17%)
Cash, receivables, prepaid expense and other assets, less liabilities			(31,598)

Total Net Assets (100.00%)			$18,353,029

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS

January 31, 2008

(Unaudited)

1.	Significant Accounting Policies

Organization

EquiTrust Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company or mutual fund.

Security Valuation

The Fund values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

Income and Investment Transactions

The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis. Discounts on investments purchased are amortized over the life of the respective investment.

Distributions to Shareholders

All of the Fund’s net investment income and any realized gains on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. At the discretion of the board of directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

New Accounting Pronouncements

Effective August 1, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not determined to meet the more-likely-than-not threshold would be recorded as a benefit or expense in the current year. The adoption of FIN 48 during the current fiscal year resulted in no impact to the financial statements. The Fund is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2005.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of January 31, 2008, the Fund does not believe the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

At January 31, 2008, the components of net assets on a tax basis were the same for financial reporting purposes.

3.	Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund’s average daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by EquiTrust Investment, plus an annual per account charge of $9.03; and (3) accounting fees, which are based on the Fund’s average daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At January 31, 2008, FBL Financial Group, Inc. and its affiliated companies owned 1,457,911 shares (7.94%) of the Fund.

4.	Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments. Custodian fees have been adjusted to reflect amounts that would have been paid without this agreement. A corresponding adjustment was made to fees paid indirectly in the statement of operations.

5.	Capital Share Transactions

Transactions in Capital stock were as follows:

	Six Months Ended January 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	42,969,189	$42,969,189	83,359,772	$83,359,772
Shares issued in reinvestment of dividends and distributions	325,644	325,644	672,039	672,039
Shares redeemed	(42,478,770)	(42,478,770)	(83,965,602)	(83,965,602)

Net Increase	816,063	$816,063	66,209	$66,209

6.	Dividends to Shareholders

Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the six months ended January 31, 2008 were paid as follows:

Payable Date
August 31, 2007	$0.0031
September 28, 2007	0.0028
October 31, 2007	0.0032
November 30, 2007	0.0027
December 31, 2007	0.0026
January 31, 2008	0.0024

Total Dividends Per Share	$0.0168

The tax character of dividends to shareholders during the six months ended January 31, 2008 was the same as for financial reporting purposes.

EQUITRUST MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2008 (Unaudited)		Year Ended July 31,
			2007	2006	2005	2004	2003
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations:
Net investment income	0.017		0.038	0.027	0.009	0.003	0.002

Total from investment operations	0.017		0.038	0.027	0.009	0.003	0.002

Less Distributions:
Dividends (from net investment income)	(0.017)		(0.038)	(0.027)	(0.009)	(0.003)	(0.002)

Total distributions	(0.017)		(0.038)	(0.027)	(0.009)	(0.003)	(0.002)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:
Total investment return based on net asset value (1)	1.69%		3.86%	2.78%	0.93%	0.25%	0.22%
Ratios/Supplemental Data:
Net assets, end of period ($000’s omitted)	$18,353		$17,537	$17,471	$15,909	$17,094	$18,514
Ratio of total expenses to average net assets	1.35	%(2)	1.43%	1.54%	1.50%	1.42%	1.55%
Ratio of net expenses to average net assets	1.34	%(2)	1.41%	1.50%	1.32%	0.77%	1.12%
Ratio of net investment income to average net assets	3.34	%(2)	3.79%	2.75%	0.91%	0.25%	0.22%
Information assuming no voluntary reimbursement by EquiTrust Investment of excess operating expenses (3):
Per share net investment income	$0.017		$0.038	$0.027	$0.007	$(0.004)	$(0.003)
Amount reimbursed	$—		$—	$6,792	$30,152	$114,385	$87,729

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Returns are not annualized for periods less than one year.

(2) Computed on an annualized basis.

(3) EquiTrust Investment has agreed to reimburse the Fund for its total annual expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of the Fund’s average daily net assets. For the year ended July 31, 2007 and the six months ended January 31, 2008 there were no reimbursements.

See accompanying notes.

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT:

On November 15, 2007 the Board of Directors, including a majority of the directors who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent directors”), approved for continuance the Investment Advisory and Management Services Agreement dated February 23, 1980, as amended and restated May 21, 2003 (the “Agreement”) between EquiTrust Money Market Fund, Inc. (the “Fund”) and EquiTrust Investment Management Services, Inc. (the “Adviser”).

The Board of Directors, including a majority of the independent directors, determined that approval of the Agreement was in the best interests of the Fund. The independent directors were assisted by independent legal counsel in making their determination.

The Board noted that the Adviser has managed the Fund since its inception. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders invested in the Fund are aware of the Adviser’s history as manager of the Fund and the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Fund, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.

The Board also reviewed and discussed reports prepared by the Adviser containing information on the Fund’s total returns and average annual total returns over various periods of time and comparison of the Fund’s returns to a peer group of funds possessing broadly similar strategies. The Board concluded that the Fund’s investment performance was satisfactory. Based on the information provided, the Board concluded that the nature and extent of services provided to the Fund were appropriate and that the quality was good.

Fees and Expenses. In considering fees and expenses, the Board reviewed the amounts paid to the Advisor for advisory services. The Board compared the Fund’s expense ratio with other registered funds pursuing broadly similar strategies as included in reports prepared by the Adviser. This information showed that the advisory fee of the Fund was below average compared to other mutual funds pursuing broadly similar strategies and that the expense ratio of the Fund was higher than average. The Board considered that the higher expenses may be due to the check writing privileges offered by the Fund, low average shareholder account size and the number of shareholder accounts. In addition, the Board considered amounts paid to the Adviser by the other EquiTrust money market portfolios. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different from the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds.

The Board also considered that the Adviser has reimbursed certain expenses for the Fund. Based on the information considered, the Board concluded that the Fund’s advisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from the Fund. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded that the Adviser’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board also considered that the current size of the Fund does not lend itself to economies of scale. The Board concluded that the total expense ratio was reasonable.

Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services. The Board concluded that, taking into account these benefits, the Fund’s advisory fee was reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Directors, including the independent directors, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

INFORMATION ON PROXY VOTING:

The Fund invests exclusively in non-voting securities. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2007 is available, without charge, by calling 1-877-860-2904 or by accessing the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE:

The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EquiTrust Money Market Fund, Inc.

By:	/s/ Dennis M. Marker
Name: Dennis M. Marker
Title: Chief Executive Officer
Date: 3/27/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
Name: Dennis M. Marker
Title: Chief Executive Officer
Date: 3/27/08

By:	/s/ James P. Brannen
Name: James P. Brannen
Title: Chief Financial Officer
Date: 3/28/08